UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2014

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 1900
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 8, 2014, Acucela Inc. ("Acucela") issued a press release announcing that, at Acucela's request, the Company held a formal meeting with the U.S. Food and Drug Administration (FDA) to discuss the ongoing Phase 2b/3 "SEATTLE" study in patients with geographic atrophy (GA) associated with dry age-related macular degeneration (AMD). Based on recommendations of the FDA, Acucela intends to continue the "SEATTLE" study through the original 24-month treatment duration without access to interim results and, depending on the results of the "SEATTLE" study, conduct at least one additional confirmatory Phase 3 clinical trial in patients with GA associated with dry AMD. The FDA's recommendations are not based on any data reviews related to the emixustat program.

A copy of the press release is furnished as an exhibit to this Current Report and is incorporated herein by reference. The information furnished in this Current Report, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press release dated May 8, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ David L. Lowrance
David L. Lowrance
Date: May 8, 2014		Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 8, 2014.